UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

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Ryman Hospitality Properties, Inc.
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Ryman Hospitality Properties Announces 2023 Board of Directors Slate;

Adds Former Tennessee Governor Bill Haslam as a Director Nominee

NASHVILLE, Tenn. (April 4, 2023) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging and hospitality real estate investment trust (“REIT”) that specializes in upscale convention center resorts and entertainment experiences, today announced its slate of director nominees for its upcoming 2023 annual meeting of stockholders. The slate consists of the Company’s nine incumbent directors and new director nominee William E. (Bill) Haslam, the former Governor of the State of Tennessee from 2011 to 2019.

Under Governor Haslam’s leadership, the State of Tennessee was consistently recognized for its job creation activities. During his tenure, the state received a AAA bond rating from the three major credit agencies for only the second time in the state’s history. From 2003 until 2011, Haslam served as Mayor of Knoxville, Tennessee and from 1999 until 2001, he served as Chief Executive Officer of the e-commerce and catalog division of retailer Saks Fifth Avenue. From 1980-1999, Governor Haslam served in a variety of roles with travel center operator Pilot Corporation, eventually serving as its President.

“I am pleased to have Bill as a director nominee for the Company’s Board,” said Colin Reed, Executive Chairman of Ryman Hospitality Properties. “Bill’s leadership in both the public and private sectors brings a unique perspective to our Board that will be beneficial as we continue to pursue value creation opportunities for our hospitality and entertainment businesses.”

Governor Haslam joins the following incumbent members of the Ryman Hospitality Properties Board as nominees for director at the 2023 annual meeting:

•	Rachna Bhasin, Founder/CEO, EQ Partners
•	Alvin Bowles Jr., Global VP, Partnerships & Business Engineering, Meta Platforms, Inc.
•	Mark Fioravanti, President & Chief Executive Officer, Ryman Hospitality Properties, Inc.
•	Fazal Merchant, Private Consultant
•	Patrick Moore, Former EVP, North American Retail, Carter’s, Inc.
•	Christine Pantoya, Chief Commercial Officer & Head of Strategy, FANchise
•	Robert Prather Jr., President & CEO, Heartland Media, LLC
•	Colin Reed, Executive Chairman, Ryman Hospitality Properties, Inc.
•	Michael Roth, Non-Executive Chairman, Pitney Bowes, Inc.

Reed continued, “As part of our ongoing Board refreshment process, we seek to bring a diverse set of knowledge and skills to our Board. We look forward to leveraging Bill’s leadership experiences as the former chief executive of the State of Tennessee and as a senior executive at Pilot.”

About Ryman Hospitality Properties, Inc.
Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and leading entertainment experiences. RHP’s core holdings, Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, are five of the top ten largest non-gaming convention center hotels in the United States based on total indoor meeting space. Our Hospitality segment is comprised of these convention center resorts operating under the Gaylord Hotels brand, along with two adjacent ancillary hotels, which are managed by Marriott International and represent a combined total of 10,412 rooms and more than 2.8 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red and Circle, a country lifestyle media network RHP owns in a joint venture with Gray Television, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment, in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results. Visit RymanHP.com for more information.

Cautionary Note Regarding Forward-Looking Statements
This press release contains statements as to RHP’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding RHP’s pursuit of value creation opportunities for its hospitality and entertainment businesses and RHP’s ongoing director refreshment process. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including, but not limited to, risks and uncertainties associated with RHP’s ability to identify and capitalize on value creation opportunities for its hospitality and entertainments businesses, risk and uncertainties associated with economic conditions affecting the hospitality business and/or the entertainment businesses, and RHP’s the ability to identify and attract qualified director nominees. Other factors that could cause actual results to differ from RHP’s beliefs and expectations as to the outcome of future events are described in the filings made from time to time by RHP with the U.S. Securities and Exchange Commission (the “SEC”) and include the risk factors and other risks and uncertainties described in RHP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 24, 2023 (the “Form 10-K), and subsequent filings. Except as required by law, RHP does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information and Where to Find It
Ryman Hospitality Properties, Inc. filed a definitive proxy statement with the SEC on April 4, 2023 (the “Proxy Statement”) in connection with the solicitation of proxies for its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE 2023 ANNUAL MEETING AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by RHP free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by RHP by going to RHP’s Investor Relations website page at https://ir.rymanhp.com/ or by sending a written request to RHP’s Secretary at Ryman Hospitality Properties, Inc., One Gaylord Drive, Nashville, Tennessee 37214, or by calling the Secretary at (615) 316-6000.

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Participants in the Solicitation
RHP, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the matters to be considered at the 2023 Annual Meeting. Information regarding the names of RHP’s directors, director nominees and executive officers and certain other individuals and their respective interests in RHP by security holdings or otherwise is set forth in the Form 10-K, the Proxy Statement, and in their respective Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC after the date of the Proxy Statement.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, EVP and Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Ray Keeler, Vice President Finance and Strategic Planning
Ryman Hospitality Properties, Inc.
(615) 316-6485
rkeeler@rymanhp.com

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